Exhibit 10.3

FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This Fourth Amendment to Third Amended and Restated Credit Agreement, dated as of December 15, 2020 (this “Amendment”), is made by and among LINDBLAD EXPEDITIONS, LLC, a Delaware limited liability company (the “U.S. Borrower”), LINDBLAD MARITIME ENTERPRISES, LTD., an exempted company with limited liability incorporated and existing under the laws of the Cayman Islands (the “Cayman Borrower” and, together with the U.S. Borrower, each, individually a “Borrower” and, collectively, the “Borrowers”), LINDBLAD EXPEDITIONS HOLDINGS, INC., a Delaware corporation (“Holdings”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and Citibank, N.A., as third amendment incremental term lender (the “Third Amendment Incremental Term Lender”).

WHEREAS, reference is hereby made to that certain Third Amended and Restated Credit Agreement, dated as of March 27, 2018 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement, dated as of August 7, 2020, that certain Second Amendment to Third Amended and Restated Credit Agreement, dated as of December 10, 2020, that certain Incremental Assumption Agreement and Third Amendment to Third Amended and Restated Credit Agreement, dated as of December 10, 2020, and as may have been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement” and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”), among the Borrowers, Holdings, the Lenders party thereto, the Administrative Agent and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as collateral agent and security trustee for the Secured Parties; capitalized terms used herein and not otherwise defined having the respective meanings set forth for such terms in the Amended Credit Agreement; and

WHEREAS, the Borrowers, the Administrative Agent and the Third Amendment Incremental Term Lender desire to amend the Credit Agreement as set forth in this Amendment, and, pursuant to Section 2.24(b) of the Credit Agreement, the Borrowers, the Administrative Agent and the Third Amendment Incremental Term Lender are permitted to enter into the amendments;

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.     Amendments to the Credit Agreement. The definition of “Adjusted LIBO Rate” is deleted in its entirety and replaced with the following text:

“Adjusted LIBO Rate” shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum equal to the product of (a) the LIBO Rate in effect for such Interest Period and (b) Statutory Reserves. Notwithstanding the foregoing, the applicable Adjusted LIBO Rate for Eurodollar Term Borrowings (excluding the Third Amendment Incremental Term Loans) shall at no time be less than 0.75% per annum and the applicable Adjusted LIBO Rate for Eurodollar Revolving Borrowings shall at no time be less than 0.00% per annum.”

Section 2.   Representations and Warranties. Each Borrower and Holdings represents and warrants to the Administrative Agent and the Third Amendment Incremental Term Lender that as of the Fourth Amendment Effective Date (as defined below):

(a)     this Amendment has been duly authorized, executed and delivered by it, and this Amendment and the Amended Credit Agreement constitute its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(b)     all representations and warranties set forth in Article III of the Amended Credit Agreement and in each other Loan Document shall be true, correct and complete in all material respects on and as of the date of the Fourth Amendment Effective Date with the same effect as though made on and as of such date; provided that to the extent such representations and warranties expressly relate to an earlier date, such representations and warranties shall be true, correct and complete in all respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true, correct and complete in all respects on and as of the date of effectiveness of this Amendment or on such earlier date, as the case may be; and

(c)     at the time of and immediately after the Amendment and after giving effect to the transactions contemplated hereby and the amendments contained in the Amended Credit Agreement, no event has occurred and is continuing or will result from the consummation of this Amendment that would constitute a Default or an Event of Default.

Section 3.     Conditions to Effectiveness. This Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) when Holdings, the Borrowers, the Administrative Agent and the Third Amendment Incremental Term Lender have signed a counterpart hereof (whether the same or different counterparts).

Section 4.     Effect of Amendment. Upon the effectiveness of this Amendment, unless the context otherwise requires, each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Amended Credit Agreement. Nothing herein shall be deemed to entitle the Borrowers or Holdings to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

Section 5.     Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall become effective when it shall have been executed by the Borrowers, Holdings, the Third Amendment Incremental Term Lender and the Administrative Agent. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission (i.e., a “pdf” or “tif” document) shall be effective as delivery of a manually executed counterpart of this Amendment. Any signature to this Amendment may be delivered by facsimile, electronic mail (including “pdf”) and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute this Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

Section 6.     Applicable Law. This Amendment SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 7.   WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.

Section 8.     Jurisdiction; Consent to Service of Process. (a) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Amendment against Holdings, the Borrowers, any Mortgaged Vessel Owning Subsidiary or their respective properties in the courts of any jurisdiction.

(b)      Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any New York State or Federal court of the United States of America sitting in the Borough of Manhattan, and any appellate court from any thereof. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)      Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Amended Credit Agreement. Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law. The Cayman Borrower hereby irrevocably and unconditionally agrees that service of all writs, process and summonses in any such suit, action or proceeding brought in the State of New York may be made upon the U.S. Borrower, presently located at 96 Morton Street, 9th Floor, New York, New York 10014 (the “Process Agent”). The Cayman Borrower hereby confirms and agrees that the Process Agent has been duly and irrevocably appointed as its agent to accept such service of any and all such writs, processes and summonses, and agrees that the failure of the Process Agent to give any notice of any such service of process to the Cayman Borrower shall not impair or affect the validity of such service or of any judgment based thereon, and the U.S. Borrower hereby accepts its appointment as Process Agent for the Cayman Borrower. If the Process Agent shall cease to serve as agent for the Cayman Borrower to receive service of process hereunder, the Cayman Borrower, on behalf of itself, shall promptly appoint a successor agent reasonably satisfactory to the Administrative Agent. The Cayman Borrower hereby further irrevocably consents to the service of process in any suit, action or proceeding in such courts by the mailing thereof by the Administrative Agent by registered or certified mail, postage prepaid, at its address set forth in Section 9.01 of the Amended Credit Agreement.

Section 9.     Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 10.     Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

Section 11.     Binding Effect. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Amended Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LINDBLAD EXPEDITIONS, LLC
By:
Name:
Title:

LINDBLAD maritime enterprises, ltd.
By:
Name:
Title:

LINDBLAD EXPEDITIONS HOLDINGS, INC.
By:
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent
By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Amendment]

CITIBANK, N.A., as Third Amendment Incremental Term Lender
By:
Name:
Title:

[Signature Page to Amendment]